UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2015 (March 12, 2015)

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-199129 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03. Material Modification to Rights of Security Holders.

On March 12, 2015, Inland Residential Properties Trust, Inc. (the “Company”) amended and restated its distribution reinvestment plan (the “Amended & Restated DRP”) to change the price per share for Class A common stock purchased for a participant under the distribution reinvestment plan after the earlier of (1) the change of the public offering price per share of common stock in a public “reasonable best efforts” offering of the Company’s common stock from $25.00 per share of Class A common stock, if there is a change and (2) termination of all “reasonable best efforts” public offerings of the Company’s common stock. The amended price per share after the earlier of the foregoing triggering events will be equal to the “market price” of a share of the Company’s Class A common stock on the date of purchase until the shares become listed for trading.

The description of the Amended & Restated DRP in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Amended & Restated DRP attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 12, 2015, Inland Real Estate Investment Corporation, the Company’s sole stockholder, acted by written consent to approve certain amendments (the “Articles of Amendment”) to the Company’s Articles of Amendment and Restatement. This item was acted upon as described further in Item 8.01 below.

Item 8.01. Other Items.

On March 13, 2015, the Company filed the Articles of Amendment with the Maryland State Department of Assessments and Taxation. The board of directors of the Company advised, authorized, approved and ratified the Articles of Amendment, and submitted the Articles of Amendment for consideration and approval of the Company’s sole stockholder on March 12, 2015. As disclosed above in Item 5.07, the Articles of Amendment were approved by written consent of the Company’s sole stockholder. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

3.1	Articles of Amendment of Inland Residential Properties Trust, Inc., dated March 12, 2015

10.1	Amended and Restated Distribution Reinvestment Plan, dated March 12, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	March 13, 2015	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment of Inland Residential Properties Trust, Inc., dated March 12, 2015

10.1	Amended and Restated Distribution Reinvestment Plan, dated March 12, 2015

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